Financial Instruments and Financial Risk Management - Summary of Movement in Allowance for Expected Credit Loss in Respect of Trade and Other Receivables (Details) - Trade and Other Receivables - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Trade And Other Current Receivables [Line Items]
Balance, beginning of year	$ 11,528	$ 6,692
Business combinations	9,561	4,473
Bad debt expenses	10,854	2,749
Amount written off and recoveries	(4,372)	(2,795)
Effect of movements in exchange rates	(254)	409
Balance, end of year	$ 27,317	$ 11,528